UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2007

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



         Delaware                       0-26224                  51-0317849
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS.

EXECUTIVE OFFICER BASE SALARY INCREASES AND CASH BONUS GRANTS

On March 15, 2007, the Compensation Committee of the Board of Directors of the Company increased the annual base salaries of and granted cash bonuses to certain named executive officers. The salary increases and bonuses are as follows.

              Name and Title                    New Salary           Bonus

         Maureen B. Bellantoni                   $325,000          $120,000
         Executive Vice President and
         Chief Financial Officer

         Gerard S. Carlozzi                      $420,000          $160,000
         Executive Vice President and
         Chief Operating Officer

         John B. Henneman, III                     (1)             $168,000
         Executive Vice President and
         Chief Administrative Officer

         (1) Mr. Henneman's annual base salary was not increased.

The base salary increases were effective March 1, 2007.

FORM OF PERFORMANCE STOCK AGREEMENT FOR CERTAIN EXECUTIVE OFFICERS

On March 15, 2007, Compensation Committee of the Board of Directors of the Company approved a form of performance stock agreement to be used in connection with grants of performance stock of the Company to Gerard S. Carlozzi and John
B. Henneman, III, executive officers of the Company.

The agreement provides that the shares of common stock underlying the performance stock shall be issued to the officer as soon as practicable after the end of the performance period, and subject to a determination of the Compensation Committee that the performance goals have been met. The performance period shall be the three-year period beginning January 1 of the year of the grant and ending on December 31 of the second year after the grant. The performance goal will be that the Company's consolidated sales in any calendar year during the performance period are greater than consolidated sales in the calendar year prior to the performance period. In addition, the common stock shall be delivered upon (i) a Change in Control, (ii) the officer's termination of service without Cause or for Good Reason, (iii) the Disability of the officer or (iv) the officer's death. The defined terms in the preceding sentence have the meanings set forth in the officer's employment agreement with the Company.

A copy of the form of performance stock agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.


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Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Form of Performance Stock Agreement for Gerard S. Carlozzi and John B. Henneman, III



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

        Date: March 21, 2007           By: /s/ Stuart M. Essig
                                           ----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer










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                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Form of Performance Stock Agreement for Gerard S. Carlozzi and John B. Henneman, III